Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2026	2025
Net sales	$4,905	$4,417
Cost of goods sold	2,372	2,342
Research and development expense	341	335
Selling, general and administrative expenses	877	751
Amortization of intangibles	160	162
Restructuring and asset related charges - net	92	22
Separation costs	52	—
Other income (expense) - net	(117)	15
Interest expense	36	36
Income (loss) from continuing operations before income taxes	858	784
Provision for (benefit from) income taxes on continuing operations	133	117
Income (loss) from continuing operations after income taxes	725	667
Income (loss) from discontinued operations after income taxes	(2)	(11)
Net income (loss)	723	656

Net income (loss) attributable to noncontrolling interests	3	4

Net income (loss) attributable to Corteva	$720	$652

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$1.07	$0.97
Basic earnings (loss) per share of common stock from discontinued operations	—	(0.02)
Basic earnings (loss) per share of common stock	$1.07	$0.95

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$1.07	$0.97
Diluted earnings (loss) per share of common stock from discontinued operations	—	(0.02)
Diluted earnings (loss) per share of common stock	$1.07	$0.95

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	672.5	684.9
Diluted	673.6	686.6

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	March 31, 2026	December 31, 2025	March 31, 2025
Assets
Current assets
Cash and cash equivalents	$1,964	$4,521	$2,008
Marketable securities	2	9	1
Accounts and notes receivable - net	9,088	6,371	8,294
Inventories	5,202	5,667	5,132
Other current assets	1,129	767	1,152
Total current assets	17,385	17,335	16,587
Investment in nonconsolidated affiliates	165	160	136
Property, plant and equipment	9,617	9,551	9,244
Less: Accumulated depreciation	5,434	5,331	5,139
Net property, plant and equipment	4,183	4,220	4,105
Goodwill	10,409	10,465	10,332
Other intangible assets	8,147	8,301	8,718
Deferred income taxes	395	320	413
Other assets	2,033	2,044	1,832
Total Assets	$42,717	$42,845	$42,123

Liabilities and Equity
Current liabilities
Short-term borrowings	$1,674	$894	$2,291
Accounts payable	4,187	4,398	3,905
Income taxes payable	229	155	322
Deferred revenue	2,773	3,579	2,631
Accrued and other current liabilities	2,991	3,099	2,332
Total current liabilities	11,854	12,125	11,481
Long-term debt	1,682	1,686	1,792
Other noncurrent liabilities
Deferred income tax liabilities	290	251	369
Pension and other post-employment benefits	2,388	2,434	2,239
Other noncurrent obligations	1,898	1,963	1,715
Total noncurrent liabilities	6,258	6,334	6,115

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at March 31, 2026 - 670,044,000; December 31, 2025 - 672,163,000; and March 31, 2025 - 683,026,000	7	7	7
Additional paid-in capital	26,859	27,001	26,962
Retained earnings (accumulated deficit)	436	(67)	587
Accumulated other comprehensive income (loss)	(2,940)	(2,797)	(3,271)
Total Corteva stockholders' equity	24,362	24,144	24,285
Noncontrolling interests	243	242	242
Total equity	24,605	24,386	24,527
Total Liabilities and Equity	$42,717	$42,845	$42,123

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2026	2025
Operating activities
Net income (loss)	$723	$656
(Income) loss from discontinued operations after income taxes	2	11
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	297	296
Provision for (benefit from) deferred income tax	(52)	(122)
Net periodic pension and OPEB (benefit) cost, net	(3)	10
Pension and OPEB contributions	(48)	(51)
Net (gain) loss on sales of property, businesses, consolidated companies and investments	3	(4)
Restructuring and asset related charges - net	92	22
Other net loss	157	75
Changes in assets and liabilities, net
Accounts and notes receivable	(2,810)	(2,505)
Inventories	439	379
Accounts payable	(221)	(190)
Deferred revenue	(790)	(667)
Other assets and liabilities	(674)	(11)
Cash provided by (used for) operating activities - continuing operations	$(2,885)	$(2,101)
Cash provided by (used for) operating activities - discontinued operations	(6)	(8)
Cash provided by (used for) operating activities	$(2,891)	$(2,109)
Investing activities
Capital expenditures	$(81)	$(94)
Proceeds from sales of property, businesses and consolidated companies - net of cash divested	—	8
Investments in and loans to nonconsolidated affiliates	(3)	—
Proceeds from sales and maturities of investments	8	62
Other investing activities, net	(1)	(10)
Cash provided by (used for) investing activities	$(77)	$(34)
Financing activities
Net change in borrowings (less than 90 days)	$521	$745
Proceeds from debt	268	637
Payments on debt	(22)	(14)
Repurchase of common stock	(250)	(270)
Proceeds from exercise of stock options	17	35
Dividends paid to stockholders	(121)	(116)
Other financing activities, net	(24)	(22)
Cash provided by (used for) financing activities	$389	$995
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(5)	21
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	$(2,584)	$(1,127)
Cash, cash equivalents and restricted cash equivalents at beginning of period	4,725	3,422
Cash, cash equivalents and restricted cash equivalents at end of period	$2,141	$2,295

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
SEGMENT NET SALES - SEED	2026	2025
Corn	$2,373	$2,069
Soybean	306	305
Other oilseeds	245	223
Other	99	110
Seed	$3,023	$2,707

	Three Months Ended March 31,
SEGMENT NET SALES - CROP PROTECTION	2026	2025
Herbicides	$1,027	$860
Insecticides	377	336
Fungicides	334	304
Biologicals	70	84
Other	74	126
Crop Protection	$1,882	$1,710

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - SEED	2026	2025
North America [1]	$1,770	$1,597
EMEA [2]	928	826
Latin America	224	185
Asia Pacific	101	99
Rest of World [3]	1,253	1,110
Net Sales	$3,023	$2,707

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2026	2025
North America [1]	$669	$613
EMEA [2]	727	651
Latin America	282	257
Asia Pacific	204	189
Rest of World [3]	1,213	1,097
Net Sales	$1,882	$1,710

1.Reflects U.S. & Canada
2.Reflects Europe, Middle East, and Africa
3.Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2026
Net Sales (GAAP)	$4,905
Add: Impacts from Currency and Portfolio / Other	(179)
Organic Sales (Non-GAAP)	$4,726

	Three Months Ended March 31,
OPERATING EBITDA	2026	2025
Seed	$1,034	$842
Crop Protection	434	377
Corporate Expenses	(30)	(30)
Operating EBITDA (Non-GAAP)	$1,438	$1,189

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended March 31,
	2026	2025
Income (loss) from continuing operations after income taxes (GAAP)	$725	$667
Provision for (benefit from) income taxes on continuing operations	133	117
Income (loss) from continuing operations before income taxes (GAAP)	858	784
Depreciation and amortization	297	296
Interest income	(34)	(32)
Interest expense	36	36
Exchange (gains) losses - net [1]	67	27
Non-operating (benefits) costs - net [2]	(18)	10
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	3	9
Significant items (benefit) charge [3]	177	59
Separation costs	52	—
Operating EBITDA (Non-GAAP)	$1,438	$1,189

1.Refer to page A-12 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (credits) costs, tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-8 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q1 2026 vs. Q1 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$229	10%	$221	10%	1%	9%	—%	—%
EMEA	178	12%	56	4%	2%	2%	8%	—%
Latin America	64	14%	17	4%	(2)%	6%	10%	—%
Asia Pacific	17	6%	15	5%	1%	4%	1%	—%
Rest of World	259	12%	88	4%	1%	3%	8%	—%
Total	$488	11%	$309	7%	1%	6%	4%	—%

SEED
	Q1 2026 vs. Q1 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$173	11%	$171	11%	2%	9%	—%	—%
EMEA	102	12%	43	5%	4%	1%	7%	—%
Latin America	39	21%	15	8%	8%	—%	13%	—%
Asia Pacific	2	2%	4	4%	7%	(3)%	(2)%	—%
Rest of World	143	13%	62	6%	6%	—%	7%	—%
Total	$316	12%	$233	9%	3%	6%	3%	—%

CROP PROTECTION
	Q1 2026 vs. Q1 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$56	9%	$50	8%	—%	8%	1%	—%
EMEA	76	12%	13	2%	(1)%	3%	10%	—%
Latin America	25	10%	2	1%	(9)%	10%	9%	—%
Asia Pacific	15	8%	11	6%	(3)%	9%	2%	—%
Rest of World	116	11%	26	2%	(3)%	5%	9%	—%
Total	$172	10%	$76	4%	(2)%	6%	6%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q1 2026 vs. Q1 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$304	15%	$235	11%	4%	7%	4%	—%
Soybeans	1	—%	(2)	(1)%	1%	(2)%	1%	—%
Other oilseeds	22	10%	14	6%	5%	1%	4%	—%
Other	(11)	(10)%	(14)	(13)%	(10)%	(3)%	3%	—%
Total	$316	12%	$233	9%	3%	6%	3%	—%

CROP PROTECTION PRODUCT LINE
	Q1 2026 vs. Q1 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$167	19%	$111	13%	(1)%	14%	6%	—%
Insecticides	41	12%	26	8%	(3)%	11%	4%	—%
Fungicides	30	10%	5	2%	(1)%	3%	8%	—%
Biologicals	(14)	(17)%	(18)	(21)%	(4)%	(17)%	4%	—%
Other	(52)	(41)%	(48)	(38)%	(2)%	(36)%	(3)%	—%
Total	$172	10%	$76	4%	(2)%	6%	6%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended March 31,
	2026	2025
Seed	$—	$(40)
Crop Protection	(99)	(14)
Corporate	(78)	(5)
Total significant items before income taxes	$(177)	$(59)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax [5]		($ Per Share)
	2026	2025	2026	2025	2026	2025
1st Quarter
Restructuring and asset related charges - net [1]	$(92)	$(22)	$(71)	$(17)	$(0.10)	$(0.02)
Litigation settlement [2]	(85)	—	(64)	—	(0.10)	—
AltEn facility remediation charges [3]	—	(37)	—	(28)	—	(0.04)
Income tax items [4]	—	—	—	55	—	0.08
1st Quarter – Total	$(177)	$(59)	$(135)	$10	$(0.20)	$0.02

1.First quarter 2026 and 2025 include restructuring and asset related benefits (charges) of $(92) and $(22), respectively. The first quarter 2026 charges primarily consist of ($78) related to the 2026 Restructuring Actions and ($14) related to the Crop Protection Operations Strategy Restructuring Program. The first quarter 2025 charges relate to the Crop Protection Operations Strategy Restructuring Program.

2.First quarter 2026 includes a settlement charge associated with the Crop Protection loyalty program multi-district litigation plaintiffs.

3.First quarter 2025 includes a charge relating to the increase in the remediation accrual at the AltEn facility consisting of Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

4.First quarter 2025 reflects a deferred tax benefit of $55 associated with a change in a legal entity's U.S. tax characterization.

5.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per common share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of separation costs, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Corteva Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting.

	Three Months Ended March 31,
	2026	2025	2026	2025
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$722	$663	$1.07	$0.97
Less: Non-operating benefits (costs), after tax [1]	(1)	(8)	—	(0.01)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(106)	(109)	(0.16)	(0.16)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(3)	(7)	(0.01)	(0.01)
Less: Significant items benefit (charge), after tax	(135)	10	(0.20)	0.02
Less: Separation costs, after tax	(42)	—	(0.06)	—
Operating Earnings (Loss) (Non-GAAP) [2]	$1,009	$777	$1.50	$1.13

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Refer to page A-10 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended March 31,
	2026	2025
Operating EBITDA (Non-GAAP) [1]	$1,438	$1,189
Depreciation	(137)	(134)
Amortization of intangibles (post Corteva Separation)	(21)	(20)
Interest income	34	32
Interest expense	(36)	(36)
(Provision for) benefit from income taxes on continuing operations before significant items, separation costs, non-operating benefits (costs), amortization of intangibles (existing as of Corteva Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP) [1]	(209)	(220)
Base income tax rate from continuing operations (Non-GAAP)[1]	16.4%	21.3%
Exchange gains (losses), after tax [2]	(57)	(30)
Net (income) loss attributable to non-controlling interests	(3)	(4)
Operating Earnings (Loss) (Non-GAAP) [1]	$1,009	$777
Diluted Shares (in millions)	673.6	686.6
Operating Earnings (Loss) Per Share (Non-GAAP) [1]	$1.50	$1.13

1.     Refer to pages A-5 through A-7, A-9 and A-11 for Non-GAAP reconciliations.
2.     Refer to page A-12 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, separation costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended March 31,
	2026	2025
Income (loss) from continuing operations before income taxes (GAAP)	$858	$784
Add: Significant items (benefit) charge [1]	177	59
Separation costs	52	—
Non-operating (benefits) costs	(18)	10
Amortization of intangibles (existing as of Corteva Separation)	139	142
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	3	9
Less: Exchange gains (losses) [2]	(67)	(27)
Income (loss) from continuing operations before income taxes, significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$1,278	$1,031

Provision for (benefit from) income taxes on continuing operations (GAAP)	$133	$117
Add: Tax (expenses) benefits on significant items (benefit) charge [1]	42	69
Tax benefits on separation costs	10	—
Tax (expenses) benefits on non-operating (benefits) costs	(19)	2
Tax benefits on amortization of intangibles (existing as of Corteva Separation)	33	33
Tax (expenses) benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	—	2
Tax (expenses) benefits on exchange gains (losses) [2]	10	(3)
Provision for (benefit from) income taxes on continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$209	$220

Effective income tax rate (GAAP)	15.5%	14.9%
Significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	1.0%	7.3%
Tax rate from continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	16.5%	22.2%
Exchange gains (losses), net effect [2]	(0.1)%	(0.9)%
Base income tax rate from continuing operations (Non-GAAP)	16.4%	21.3%

1.See page A-8 for further detail on the significant items table.
2.See page A-12 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended March 31,
	2026	2025
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$85	$(47)
Local tax (expenses) benefits	(24)	(1)
Net after-tax impact from subsidiary exchange gain (loss)	$61	$(48)

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$(152)	$20
Tax (expenses) benefits	34	(2)
Net after-tax impact from hedging program exchange gain (loss)	$(118)	$18

Total Exchange Gain (Loss)
Pre-tax exchange gain (loss)	$(67)	$(27)
Tax (expenses) benefits	10	(3)
Net after-tax exchange gain (loss)	$(57)	$(30)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."